SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 2, 2003 (August 29, 2003)

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:    (978) 630-1800

Item 7.                    Financial Statements and Exhibits.

(c)	Exhibit Number	Title

	99.1	Press Release issued by Precision Optics Corporation, Inc. on August 29, 2003.

Item 12.                        Results of Operations and Financial Condition.

On August 29, 2003 the Registrant issued the press release attached as Exhibit 99.1 announcing operating results on an unaudited basis for the fourth quarter of fiscal year ended June 30, 2003.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2003	PRECISION OPTICS CORPORATION, INC.

	By:	/s/ Jack P. Dreimiller
		Name:	Jack P. Dreimiller
		Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Precision Optics Corporation, Inc. on August 29, 2003.